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                                                                    EXHIBIT 10.7

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                  THIS AGREEMENT, dated SEPTEMBER 1, 2002, is made by and between Stratagene Holding Corporation, a Delaware corporation, hereinafter referred to as the "Company," and JOHN POUK, an Employee of the Company or a Subsidiary of the Company, hereinafter referred to as "Optionee."

                  WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of Common Stock of the Company; and

                  WHEREAS, the Company wishes to carry out the Year 2000 Stock Option Plan of Stratagene Holding Corporation (the "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

                  WHEREAS, the Administrator of the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Stock Option (the "Option") provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service and has advised the Company thereof and instructed the undersigned officers to issue said Option.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. Any term not otherwise defined herein shall have the meaning set forth in the Plan.

                  1.1 Administrator. "Administrator" shall have the meaning set forth in Section 1.1 of the Plan.

                  1.2 Board. "Board" shall mean the Board of Directors of the Company.

                  1.3 Cause. "Cause" shall mean (a) the commission by or indictment of the Optionee for (i) a felony or (ii) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud ("indictment," for these purposes, meaning an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made), (b) the perpetration by the Optionee of an act of fraud, dishonesty, or misrepresentation against, or breach of fiduciary duty toward, the Company or a Subsidiary, (c) any willful act or omission by the Optionee which is damaging in any material respect to the financial condition or business reputation of the Company or a Subsidiary or (d) willful or repeated failure to perform Optionee's duties as an Employee of the Company or a Subsidiary as directed by the Company or a Subsidiary. Notwithstanding the foregoing, if an Optionee has entered into a written employment agreement with the Company or a

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Subsidiary which contains a definition of "Cause," such definition shall apply with respect to such Optionee.

                  1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.5 Common Stock. "Common Stock" shall mean the Class A Common Stock of the Company, par value $0.0001 per share, or shares of stock or other securities into which such shares are converted, reclassified or exchanged.

                  1.6 Company. "Company" shall mean Stratagene Holding Corporation, a Delaware corporation.

                  1.7 Director. "Director" shall mean a member of the Board.

                  1.8 Employee. "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

                  1.9 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.10 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be: (a) the average of the daily closing or sales prices of a share of Common Stock on the principal exchange or on Nasdaq on which shares of Common Stock are then trading or quoted, if any, for the ten trading day period ending on the trading day previous to such date; or
(b) if such Common Stock is not publicly traded on an exchange and not quoted on Nasdaq, the fair market value established by the Board acting in good faith. Notwithstanding the foregoing, if the Board determines that the value of the Common Stock determined under clause (a) above does not accurately reflect the fair market value of the Common Stock as of a given date, then the Board acting in good faith shall establish the fair market value of such stock.

                  1.11 Option. "Option" shall mean the Non-Qualified Option granted under this Agreement and Article III of the Plan.

                  1.12 Optionee. "Optionee" shall mean the Employee granted the Option under this Agreement.

                  1.13 Plan. "Plan" shall mean The Year 2000 Stock Option Plan of Stratagene Holding Corporation, as amended from time to time.

                  1.14 Secretary. "Secretary" shall mean the Secretary of the Company.

                  1.15 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

                  1.16 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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                  1.17     Termination of Employment. "Termination of
Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) at the discretion of the Administrator, any termination where there is a simultaneous reemployment or continuing employment of the Optionee by the Company or any Subsidiary, (b) at the discretion of the Administrator, any termination which results in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, any termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of the Plan, the Company or any Subsidiary shall have an absolute and unrestricted right to terminate an Optionee's service at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                                 GRANT OF OPTION

                  2.1 Grant of Option. In consideration of the Optionee's agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, effective as of September 1, 2002 (the "Date of Grant"), the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of 119,100 shares of Common Stock upon the terms and conditions set forth in this Agreement.

                  2.2 Purchase Price. The purchase price of the shares of Common Stock covered by the Option shall be $6.00 per share without commission or other charge.

                  2.3 Consideration to Company. In consideration of the granting of the Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or any Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe for a period of at least one (1) year from the date this Option is granted. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

                  3.1      Commencement of Exercisability.

                  (a) Subject to Sections 3.3 and 5.15, the Option shall become exercisable in such amounts and at such times as are set forth in Exhibit A hereto.

                  (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

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                  3.2      Duration of Exercisability. The installments provided
for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

                  3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (a) The expiration of seven (7) years from the Date of Grant; or

                  (b) The time of the Optionee's Termination of Employment by reason of the Optionee's discharge for Cause; or

                  (c) The expiration of three (3) months from the date of the Optionee's Termination of Employment (other than in the event that such Termination of Employment is by reason of the Optionee's death or disability or the Optionee's discharge for Cause), unless the Optionee dies within said three-month period; or

                  (d) The expiration of one (1) year from the date of the Optionee's Termination of Employment by reason of the Optionee's disability; or

                  (e) The expiration of one (1) year from the date of the Optionee's death.

                                   ARTICLE IV

                               EXERCISE OF OPTION

                  4.1 Person Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by a beneficiary designated by the Optionee, the Optionee's personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

                  4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than One Thousand (1,000) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

                  4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

                  (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

                  (b)      (i)      Full payment (in cash or by check) for the
         shares with respect to which such Option or portion thereof is exercised; or

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                           (ii)     With the consent of the Administrator, the
         delivery of shares of Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company, or, subject to the timing requirements of Section 5.4 of the Plan, the surrender of shares of Common Stock then issuable upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion thereof is exercised; or

                           (iii) With the consent of the Administrator, the delivery of a promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator. The Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                           (iv) With the consent of the Administrator, the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or

                           (v) With the consent of the Administrator, any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); and

                  (c) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for the Optionee's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares;

                  (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Administrator, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or (ii) subject to the timing requirements of
Section 5.4 of the Plan, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, having a Fair Market Value at the date of Option exercise equal to the minimum amount required to be withheld based on the

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statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income, may be used to make all or part of such payment;
and

                  (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

                  4.4 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

                  (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

                  (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

                  4.5 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

                  5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the

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Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

                  5.2 Option Not Transferable. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent (a) transfers by will or by the applicable laws of descent and distribution, (b) the designation by the Optionee of a beneficiary to exercise the Optionee's Option (or any portion thereof) under this Agreement after the Optionee's death, or (c) transfers in accordance with such requirements as are prescribed by the Administrator and in accordance with the Code and applicable regulations.

                  5.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                  (a) Subject to Section 7.3 of the Plan, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole and absolute discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                           (i) the number and kind of shares of Common Stock (or other securities or property) subject to the Option, and

                           (ii)     the exercise price with respect to the
         Option.

Any such adjustment made by the Administrator shall be final and binding upon the Optionee, the Company and all other interested persons.

                  (b) Subject to Section 7.3 of the Plan, in the event of any transaction or event described in Section 5.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to the Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

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                           (i)      To provide for either the purchase of the
         Option for an amount of cash equal to the amount that could have been attained upon the exercise of the Option or realization of the Optionee's rights had the Option been currently exercisable or payable or fully vested or the replacement of the Option with other rights or property selected by the Administrator in its sole discretion;

                           (ii) To provide that the Option cannot vest, be exercised or become payable after such event;

                           (iii)    To provide that the Option shall be
         exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option;

                           (iv) To provide that the Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                           (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to the Option, and in the number and kind and conditions of (including the exercise price), and the criteria included in, the Option.

                  5.4 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

                  5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee's signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of such representative's status and address by written notice under this Section 5.5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

                  5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                  5.7 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof.

                  5.8 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  5.9 Lock-Up Period. The Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any

                                                                               8
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registration of the offering of any securities of the Company under the
Securities Act, the Optionee shall not sell or otherwise transfer any shares of Common Stock purchased upon exercise of the Option or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

                  5.10 Company's Right of First Purchase. Any shares of Common Stock issued pursuant to this Option (the "Option Shares") shall be subject to the Company's right of first purchase (the "Right of First Purchase") as set forth in this Section 5.10.

                  (a) By virtue of the Right of First Purchase, (a) the Option Shares may not be transferred during the Optionee's lifetime to any person other than members of the Optionee's Immediate Family (as defined below), a partnership whose members are the Optionee and/or members of the Optionee's Immediate Family, or a trust for the benefit of the Optionee and/or members of the Optionee's Immediate Family, unless (x) the Company has been given a written notice which (i) correctly identified the prospective transferee or transferees and the other terms and conditions of the proposed transfer (including the price, if any, for the Option Shares being transferred) and (ii) offered the Company an opportunity to purchase such Option Shares at their Fair Market Value in cash, (y) such offer was not accepted within thirty (30) days after the Company's receipt of such notice and (z) such transfer occurs within fifteen
(15) days following the expiration of thirty (30) days after the Company has received the written notice referred to in clause (x) above upon terms and conditions no more favorable to the prospective transferee than those specified in the notice; and (b) upon the Optionee's death, the Company shall have the right to purchase all or some of such Option Shares at their Fair Market Value within twelve (12) months after the date of death. The Right of First Purchase shall continue to apply to any such Option Shares after the transfer during the Optionee's lifetime of such Option Shares to a member of the Optionee's Immediate Family or to a family partnership or trust as aforesaid, and after any transfer of such Option Shares with respect to which the Company expressly waived its Right of First Purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of such Option Shares
(i) with respect to which the Company was offered but did not exercise or otherwise expressly waive its Right of First Purchase or (ii) more than twelve
(12) months after the Optionee's death. The Company may assign all or any portion of its Right of First Purchase to a pension or retirement plan or trust for employees of the Company, which may then exercise the Right of First Purchase so assigned. Stock certificates evidencing Option Shares subject to the Right of First Purchase shall be appropriately legended to reflect that right.

                  (b) The Right of First Purchase shall terminate as to all Option Shares ninety days after a sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

                  (c) An individual's "Immediate Family" includes only his or he spouse, parents or other ancestors, and children or other direct descendants of that individual or of his or her spouse (including such ancestors and descendants by adoption), as defined in Rule 16a-1 under the Exchange Act.

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

                  5.11 Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be resolved through final and binding arbitration in San Diego, California in accordance with the then-existing commercial arbitration rules (the "Rules") of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitrators may be entered in any court having competent jurisdiction thereof; provided, however, that the law applicable to any controversy shall be the law of the State of Delaware, regardless of its or any other jurisdiction's choice of law principles. In any such arbitration, the award or decision shall be rendered by a majority of the members of a Board of Arbitration consisting of three (3) members, one of whom shall be appointed by each party and the third of whom shall be the chairman of the panel and be appointed by mutual agreement of the two party-appointed arbitrators. In the event that either party shall fail to appoint an arbitrator within ten (10) days after the demand for arbitration, such arbitrator shall be appointed by the AAA in accordance with the Rules. The arbitration shall take place within forty-five (45) days of the demand for arbitration. The arbitrators shall render their decision in writing to the Company, the Optionee and their respective counsel within twenty (20) days of the completion of the arbitration. In no event shall the demand for arbitration be made after the date when institution of a legal or equitable proceeding based on such a claim, dispute or other matter in question would be barred by the applicable statute of limitations. In the event of any such arbitration, the parties shall bear their own costs. Notwithstanding the above, nothing herein shall require the Company to arbitrate any claim involving alleged breaches by the Optionee of his or her duties to maintain the confidentiality of the Company's confidential or proprietary information, including trade secrets, or to disclose and assign inventions to the Company. Such claims may be the subject of a court action seeking legal or equitable relief.

                  5.12 Power of Attorney. The Optionee's spouse hereby appoints the Optionee his or her true and lawful attorney in fact, for his or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. The Optionee's spouse further gives and grants to the Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that the Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

                  5.13 Integration. This Agreement represents the entire agreement and understanding among the parties as to the subject matter hereof and supersedes all prior or contemporaneous agreements, whether written or oral. The Optionee agrees that this Agreement is in full and final satisfaction of any commitments, liabilities or other obligations of the Company with respect to the subject matter hereof and any and all rights of the Optionee to purchase shares of stock of the Company not otherwise set forth in this Agreement or another express written agreement which has been duly executed and delivered by both the Company and the Optionee.

                  5.14 Amendments, etc.. This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by the Optionee or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

                  5.15 Stockholder Approval. The Plan will be submitted for approval by the Company's stockholders within twelve (12) months after the date the Plan was initially adopted by the Board. The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained by the end of said 12 month period, the Option shall thereupon be canceled and become null and void.

                  5.16 Waiver of Option Contingent on Initial Public Offering. To the extent that the Company previously proposed to grant to the Optionee an option to purchase shares of the Company's non-voting Class B Common Stock, par value $0.0001 per share, in connection with and subject to the initial public offering of such Common Stock by the Company, the Optionee hereby acknowledges and agrees that (i) the proposed option was not granted to the Optionee by the Company and (ii) in consideration of the Company's grant of the Option under this Agreement, the Optionee hereby agrees to waive any and all interest or right under or with respect to the grant of such proposed option.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                         STRATAGENE HOLDING CORPORATION

                                         By:        /s/ JOSEPH SORGE
                                             -----------------------------------

                                         Its: CEO

         /s/ JOHN R. POUK
-----------------------------------
             Optionee

    [Intentionally Omitted]
    [Intentionally Omitted]
            Address

Optionee's Social Security Number:

     [Intentionally Omitted]

The undersigned spouse of Optionee has read and hereby approves the foregoing Non-Qualified Stock Option Agreement. In consideration of the Company's granting the Optionee the right to acquire shares of its Common Stock in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all of the terms and provisions of such Agreement, including, without limitation, the right of the Company to purchase any and all interest or right the undersigned may have in such shares pursuant to community property laws or other marital property rights.

      /s/ [Signature Illegible]
-----------------------------------
      Optionee's Spouse

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

                                    EXHIBIT A

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                            DATED SEPTEMBER 1, 2002,
                                 BY AND BETWEEN
                         STRATAGENE HOLDING CORPORATION
                                  AND JOHN POUK

         In accordance with Section 3.1(a) of the Agreement and subject to approval of the Plan by the Company's stockholders, the Option shall become exercisable as follows (CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN EMPLOYMENT AGREEMENT DATED AS OF SEPTEMBER 1, 2002 BY AND BETWEEN THE COMPANY AND OPTIONEE):

         (a) IF OPTIONEE ACHIEVES ESTIMATED PROFIT GROWTH OF 10% OR LESS IN ANY GIVEN PERIOD, NO SHARES COVERED BY THE OPTION SHALL BECOME EXERCISABLE IN SUCH PERIOD.

         (b) IF OPTIONEE ACHIEVES ESTIMATED PROFIT GROWTH OF GREATER THAN 10% BUT LESS THAN 14% IN ANY GIVEN YEAR-LONG PERIOD, A NUMBER OF SHARES COVERED BY THE OPTION CALCULATED IN ACCORDANCE WITH THE FOLLOWING FORMULA SHALL BECOME EXERCISABLE UPON THE END OF SUCH YEAR-LONG PERIOD: ((ESTIMATED PROFIT GROWTH - 10%)/1%) * 3,000. IF OPTIONEE ACHIEVES ESTIMATED PROFIT GROWTH OF GREATER THAN 10% BUT LESS THAN 14% IN ANY GIVEN SIX-MONTH PERIOD, A NUMBER OF SHARES COVERED BY THE OPTION CALCULATED IN ACCORDANCE WITH THE FOLLOWING FORMULA SHALL BECOME EXERCISABLE UPON THE END OF SUCH SIX-MONTH PERIOD: ((ESTIMATED PROFIT GROWTH - 10%)/1%) * 1,500.

         (c) IF OPTIONEE ACHIEVES ESTIMATED PROFIT GROWTH OF 14% OR GREATER IN ANY GIVEN YEAR-LONG PERIOD, A NUMBER OF SHARES COVERED BY THE OPTION CALCULATED IN ACCORDANCE WITH THE FOLLOWING FORMULA SHALL BECOME EXERCISABLE UPON THE END OF SUCH YEAR-LONG PERIOD: 18,000 + ((ESTIMATED PROFIT GROWTH - 14%)/1%) * 3,000. IF OPTIONEE ACHIEVES ESTIMATED PROFIT GROWTH OF 14% OR GREATER IN ANY GIVEN SIX-MONTH PERIOD, A NUMBER OF SHARES COVERED BY THE OPTION CALCULATED IN ACCORDANCE WITH THE FOLLOWING FORMULA SHALL BECOME EXERCISABLE UPON THE END OF SUCH SIX-MONTH PERIOD: 9,000 + ((ESTIMATED PROFIT GROWTH - 14%)/1%) * 1,500.

         AT NO TIME SHALL THE AGGREGATE NUMBER OF SHARES EXERCISABLE PURSUANT TO THE ABOVE FORMULAS EXCEED THE LESSER OF (i) 119,100 AND (ii) THE PRODUCT OF 13,233 MULTIPLIED BY THE NUMBER OF FULL SIX-MONTH INTERVALS SUBSEQUENT TO JANUARY 1, 2002 FOR WHICH OPTIONEE HAS BEEN EMPLOYED BY COMPANY.

         FOR PURPOSES OF THE ABOVE FORMULAS, "PERIOD" MEANS, AS APPLICABLE, JANUARY 1, 2002 THROUGH DECEMBER 31, 2002, THE CALENDAR YEAR 2003, 2004, 2005 OR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006.

         FOR PURPOSES OF THIS EXHIBIT A, "ESTIMATED PROFIT GROWTH" SHALL MEAN, EXPRESSED AS A PERCENTAGE, THE ESTIMATED GROSS PROFIT OF THE COMPANY FOR ANY GIVEN PERIOD DIVIDED BY THE ESTIMATED GROSS PROFIT OF THE COMPANY FOR THE PRIOR COMPARABLE PERIOD MINUS 100%. "GROSS PROFIT" SHALL MEAN NET SALES PLUS NET SHIPPING REVENUE MINUS THE COST OF GOODS SOLD.

(d) NO SHARES COVERED BY THE OPTION SHALL BECOME EXERCISABLE DURING ANY PERIOD IN WHICH A CONDITION EXISTS WHICH WOULD PERMIT OPTIONEE TO BE TERMINATED FOR CAUSE BY THE COMPANY UNDER SECTION 3.5 OF HIS EMPLOYMENT AGREEMENT DATED AS OF SEPTEMBER 1, 2002, WHETHER OR NOT OPTIONEE IS ACTUALLY TERMINATED BY THE COMPANY.

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